                                                                Exhibit 10.3

                      CONSENT AND AMENDMENT NUMBER ONE TO
                      ------------------------------------
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------


     This CONSENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 29, 2001, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand and MICROSTRATEGY INCORPORATED, a Delaware corporation ("Parent"), and MICROSTRATEGY SERVICES CORPORATION, a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill, Parent, and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 14, 2001 (as further amended, restated, supplemented, or otherwise modified from time to time, the "Agreement");

     B. Borrower and Parent have requested Foothill to amend the Agreement, as set forth in this Amendment, and to consent to the proposed acquisition by the Parent of the preferred stock of Strategy.com Incorporated and the issuance of up to 3,500,000 shares of Parent's common stock in connection therewith in order to consummate its acquisition of the remaining issued and outstanding capital stock of Strategy.com Incorporated (other than any such stock issued or issuable in connection with the Strategy.com Incorporated 2000 Stock Option Plan ("Strategy.com Employee Options"), which will remain outstanding);

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. Unless the context requires otherwise, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

     NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill, Borrower, and Parent hereby agree as follows:

1.  Amendment of the Agreement.

     a. Section 1.1 of the Agreement hereby is amended by amending and restating each of the following definitions so that such definition reads as follows:

     "Guarantors" means, collectively, Parent, Canadian Obligor, Aventine, Microstrategy Capital Corporation, a Delaware corporation, Microstrategy

Management Corporation, a Delaware corporation, and Strategy.com, and "Guarantor" means any one of them.

          "Strategy.com" means Strategy.com Incorporated, a Delaware corporation.

     b.  Schedules 5.5, 5.7, 5.8(b), 5.8(c), 5.10, 5.16, 5.18 and P-1 to the
Agreement are hereby amended and restated in their entirety in the forms attached hereto.

     c. Section 7.13 of the Agreement hereby is amended by inserting the following immediately inside the parenthetical in the sixth line, before the word "other": "other than Permitted Investments maintained by Strategy.com, for a period not to exceed four (4) Business Days after August 29, 2001, and".

2. Representations and Warranties. Borrower and Parent each hereby represents and warrants to Foothill that:

     a. the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

     b. this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's and Parent's legal, valid, and binding obligation, enforceable against Borrower and Parent in accordance with its terms, and

     c. this Amendment has been duly executed and delivered by Borrower and Parent,

     d. after consummation of the Exchange Transaction (as defined below), Parent will own 100% of the outstanding capital stock of Strategy.com (excluding any Strategy.com Employee Options).

3. Consent. Notwithstanding anything to the contrary in the Agreement, Parent may (a) issue up to 3,500,000 shares of its common stock to holders of the outstanding preferred stock of Strategy.com pursuant to, and as contemplated by, the Exchange Agreement dated as of August 28, 2001 (the "Exchange Transaction") and (b) consummate the Exchange Transaction; provided, however, that Parent may not use any cash to consummate the Exchange Transaction, other than for the payment of ordinary expenses associated with consummation of the Exchange Transaction (such as legal and accounting fees and expenses).

4. Conditions Precedent to Consent and Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this
Amendment:

     a. Each of the Guarantors (including Strategy.com) shall have executed an Amended and Restated General Continuing Guaranty in the form attached hereto as Exhibit A.

     b. Each of the Pledgors and Foothill shall have executed and delivered an Amended and Restated Stock Pledge Agreement in the form attached hereto as Exhibit B, and shall have delivered the certificates required to be delivered by the Stock Pledge Agreement not previously delivered together with an executed stock power in form and substance satisfactory to Lender.

     c. Foothill shall have received the reaffirmation and consent attached hereto as Exhibit C, duly executed and delivered by an authorized officer of each Guarantor;

     d. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     e. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Parent or Foothill;

     g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel; and

     h. Foothill shall have received a consent and amendment fee in the amount of $10,000, which amount Borrower and Parent authorize Foothill to charge to the Loan Account.

     i. The parties to the Intercompany Subordination Agreement, together with Strategy.com, shall have executed an amended and restated version of such agreement, in form and substance satisfactory to Lender.

4.  Miscellaneous.

     a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

     b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

     c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

     d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                MICROSTRATEGY INCORPORATED,
                                a Delaware corporation

                                By: /s/ Eric F. Brown
                                    ----------------------------------------
                                Title: President and Chief Financial Officer


                                MICROSTRATEGY SERVICES CORPORATION,
                                a Delaware corporation

                                By: /s/ Eric F. Brown
                                    -------------------------------
                                Title: Vice President and Treasurer


                                FOOTHILL CAPITAL CORPORATION,
                                a California corporation

                                By: /s/ Greg Gentry
                                    ------------------------------------
                                Title: Vice President

                                   Exhibit C
                                   ---------

                           REAFFIRMATION AND CONSENT


     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Consent and Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of August 29, 2001 (the "Amendment"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment and to the transactions described therein; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty as amended and restated and any other Loan Documents to which it is a party; and
(d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                                  MICROSTRATEGY INCORPORATED,
                                  a Delaware corporation


                                  By: /s/ Eric F. Brown
                                      ----------------------------------------
                                  Name: Eric F. Brown
                                  Title: President and Chief Financial Officer

                                  AVENTINE, INCORPORATED,
                                  a Delaware corporation


                                  By: /s/ William J. Chatterton, Jr.
                                     ----------------------------------------
                                  Name: William J. Chatterton, Jr.
                                  Title: Chairman and President


                                  MICROSTRATEGY CAPITAL CORPORATION,
                                  a Delaware corporation


                                  By: /s/ Eric F. Brown
                                      ---------------------------------------
                                  Name: Eric F. Brown
                                  Title: Treasurer


                                  MICROSTRATEGY MANAGEMENT CORPORATION,
                                  a Delaware corporation


                                  By: /s/ Eric F. Brown
                                      ---------------------------------------
                                  Name: Eric F. Brown
                                  Title: Treasurer


                                  STRATEGY.COM INCORPORATED,
                                  a Delaware corporation


                                  By: /s/ Eric F. Brown
                                      ---------------------------------------
                                  Name: Eric F. Brown
                                  Title: Chief Financial Officer